COMMITMENTS AND CONTINGENT LIABILITIES	12 Months Ended
Dec. 31, 2013
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies Disclosure [Text Block]
NOTE 13:- COMMITMENTS AND CONTINGENT LIABILITIES

a.	Lease commitments:

The Group's facilities are leased under several lease agreements in Israel, Europe and the U.S. for periods ending in 2024.

In addition, the Company has various operating lease agreements with respect to motor vehicles. The terms of the lease agreements are for 36 months, which expire on various dates, the latest of which is in 2016.

Future minimum rental commitments under non-cancelable operating leases are as follows:

Year ending December 31,

2014	$6,386
2015	6,310
2016	6,614
2017	6,361
2018 and on	42,346

Total minimum lease payments *)	$68,017

*)	Minimum payments have been reduced by minimum sublease rental of $ 1,297 due in the future under non-cancelable subleases.

In connection with the Company's facilities lease agreement in Israel, the lessor has a lien of approximately $  5,500 on certain bank deposits. These deposits are included in short-term and restricted bank deposits.

Rent expenses for the years ended December 31, 2011, 2012 and 2013, were approximately $  5,327, $  5,745 and $  5,282, respectively.

b.	Inventory purchase commitments:

The Group is obligated under certain agreements with its suppliers to purchase specified items of excess inventory which is expected to be utilized in 2014. As of December 31, 2013, non- cancelable obligations were approximately $  14,357.

c.	Royalty commitment to the Office of the Chief Scientist of the Israeli Ministry of Economy ("OCS"):

Under the research and development agreements of the Company and its Israeli subsidiaries with the OCS and pursuant to applicable laws, the Company and its Israeli subsidiaries are required to pay royalties at the rate of 3%-5% on sales to end customers of products developed with funds provided by the OCS, up to an amount equal to 100% of the OCS research and development grants received, linked to the dollar plus interest on the unpaid amount received based on the 12-month LIBOR rate (from the year the grant was approved) applicable to dollar deposits. The Company and its Israeli subsidiaries are obligated to repay the Israeli Government for the grants received only to the extent that there are sales of the funded products.

The place of manufacturing of a product that was developed with the support of the OCS, or based on know-how developed with the support of the OCS, shall be according to the supported company's declaration in the application for support (including manufacturing abroad). In case the Company wishes to transfer its manufacturing activity abroad, in addition to its statement in the application for support, it will be required to receive approval from the OCS research committee. The committee is entitled to increase both the royalty liability and the rate of the royalty payments. The increased repayment is calculated according to the percentage of the manufacturing activities that are intended to be carried out outside Israel, and can reach up to 300% of the original sum. When the manufacturing of the product is being done outside of Israel, the Company is required to pay an increased royalty rate of an additional 1% (instead of paying 3%-5%).

As of December 31, 2012 and 2013, the Company and its Israeli subsidiaries have a contingent obligation to pay royalties in the amount of approximately $  29,413 and $  34,034, respectively.

As of December 31, 2012 and 2013, the Company and its Israeli subsidiaries have paid or accrued royalties to the OCS in the amount of $  1,810 and $  2,408, respectively, which were recorded in cost of revenues.

d.	Royalty commitments to third parties:

The Group has entered into technology licensing fee agreements with third parties. Under the agreements, the Group agreed to pay the third parties royalties, based on sales of relevant products. See also Note 10.

e.	Legal proceedings:

1.
In May 2007, the Company entered into an agreement with respect to property adjacent to its headquarters in Israel, pursuant to which a building of approximately 145,000 square feet was erected and was expected to be leased to the Company for a period of eleven years. This new building was substantially completed in May 2010.  The landlord claimed that the Company should have taken delivery of the building at that time and started paying rent.  The Company disagreed with the landlord's interpretation of the relevant agreement. As a result, the landlord terminated the agreement and leased the property to a third party.  This dispute was referred to arbitration where the Company claimed that due to the landlord’s failure the Company lost significant potential revenues. The landlord counterclaimed alleging that it sustained losses equal to approximately one year’s rent and management fees in the aggregate amount of approximately NIS 14 million (approximately $ 4,000). In September 2013, the parties reached a settlement agreement in which each party withdrew its claim.

2.
In September 2011, an action was commenced against the Company's U.S subsidiary, AudioCodes Inc. and numerous other defendants, in Federal Court in Delaware alleging that AudioCodes Inc. and the other defendants, infringed the plaintiff's intellectual property rights in five patents. In December 2013, AudioCodes Inc. and the plaintiff reached a settlement agreement that provided for a dismissal of the action and a nominal payment by AudioCodes Inc. to plaintiff.

3.
In January 2013, one of the Company’s former senior executives sent a letter of demand claiming an amount of NIS 4 million (approximately $  1,200) relating to the termination of his employment. The Company has denied all of his allegations and believes that it has valid defenses to this claim. At this point, the Company cannot predict the outcome of this demand.

4.
In February 2013, a patent infringement action was commenced against AudioCodes Inc. and other defendants, in Federal Court in California alleging that AudioCodes Inc. infringed the plaintiff’s intellectual property rights in one patent. One of the other defendants is a customer of the Group that has informed the Group that it believes it is entitled to indemnification from the Group with respect to this litigation. AudioCodes Inc. has filed an Answer to the Complaint and the parties have exchanged a first set of discovery requests. The Group believes it has valid defenses against this claim. This proceeding is at an early stage and it is not possible at this time to predict its outcome.

5.
In May 2013, the Company received letters from two of its customers who have been sued for alleged patent infringement. The customers seek to be indemnified by the Company. At this early stage, the Company cannot predict the outcome of these demands.

6.
In October 2013, the Company filed a claim against a customer and one of its employees in Hong Kong for damages in connection with a breach of a supply agreement, infringement of intellectual property and breach of confidentiality. In January 2014, a counterclaim was filed by that customer against the Company for an indeterminate amount. At this early stage, the Company cannot predict the outcome of this claim.

7.
In November 2013, a former employee filed a claim against the Company’s subsidiary in Brazil alleging that he is entitled to approximately $ 600 as a result of the termination of his employment by the subsidiary. The Company has denied all of his allegations and believes that it has valid defenses to this claim. At this early stage, the Company cannot predict the outcome of this claim.